Exhibit 99.2

December 4th, 2007 New York Stock Exchange Investor Presentation

2 Forward Looking Statements & Safe Harbor This presentation may contain, and Montpelier Re may from time to time make, written or oral "forward-looking statements" within the meaning of the U.S. federal securities laws, which are made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. All forward-looking statements rely on a number of assumptions concerning future events and are subject to a number of uncertainties and other factors, many of which are outside Montpelier's control, that could cause actual results to differ materially from such statements. In particular, statements using words such as "may," "should," "estimate," "expect," "anticipate," "intend," "believe," "predict," "potential," or words of similar import generally involve forward-looking statements. Important events and uncertainties that could cause the actual results, future dividends or future common share repurchases to differ include, but are not necessarily limited to: market conditions affecting our common share price; the possibility of severe or unanticipated losses from natural or man-made catastrophes; the effectiveness of our loss limitation methods; our dependence on principal employees; our ability to execute the business plan of our new insurance and reinsurance initiatives effectively, including the integration of those operations into our existing operations; increases in our general and administrative expenses due to new business ventures, which expenses may not be recoverable through additional profits; the cyclical nature of the reinsurance business; the levels of new and renewal business achieved; opportunities to increase writings in our core property and specialty reinsurance and insurance lines of business and in specific areas of the casualty reinsurance market; the sensitivity of our business to financial strength ratings established by independent rating agencies; the estimates reported by cedants and brokers on pro-rata contracts and certain excess of loss contracts where the deposit premium is not specified in the contract; the inherent uncertainties of establishing reserves for loss and loss adjustment expenses, particularly on longer-tail classes of business such as casualty; our reliance on industry loss estimates and those generated by modeling techniques; unanticipated adjustments to premium estimates; changes in the availability, cost or quality of reinsurance or retrocessional coverage; changes in general economic conditions; changes in governmental regulation or tax laws in the jurisdictions where we conduct business; our ability to assimilate effectively the additional regulatory issues created by our entry into new markets; the amount and timing of reinsurance recoverables and reimbursements we actually receive from our reinsurers; the overall level of competition, and the related demand and supply dynamics in our markets relating to growing capital levels in the reinsurance industry; declining demand due to increased retentions by cedants and other factors; the impact of terrorist activities on the economy; and rating agency policies and practices These and other events that could cause actual results to differ are discussed in detail in "Risk Factors" contained in the Company’s annual report on Form 10-K for the year ended December 31, 2006 and our quarterly report on Form 10-Q for the quarterly periods ended March 31, 2007, June 30, 2007 and September 30, 2007 which we have filed with the Securities and Exchange Commission. Montpelier undertakes no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise. Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the dates on which they are made.

3 Selected Stock Information Exchange / Ticker: NYSE/”MRH” Share Price (Nov 30): $17.32 Shares Outstanding: [1], [2] 94,697,706 Market Capitalization: $1.64 billion Fully Diluted Book Value Per Share (FCBVPS): [1]: $17.03 Annual Dividend / Yield: $0.30 / 1.75% Gross Written Premium Last 12 months: $663 million Employee headcount 110 in 4 countries [1] – As at September 30, 2007 [2] – Excludes common shares subject to forward sale issuance agreement

4 The Montpelier Advantage Recognized global leader in property catastrophe and other short-tail reinsurance Quoting market status and superior client service leads to preferred positions within programs Positioned in the best priced segment of the global market Limited participation in general casualty lines Average of 25 years of market experience Ability to identify market opportunities and access private transactions Proprietary individual account and portfolio modeling tools enable superior risk selection Consistent house view of risk ensures focus on most favourable opportunities Strong and conservative balance sheet with low financial leverage Demonstrated track record of active capital management to maximize shareholder returns Established Market Leader Capital Management Risk Management Systems Experienced Management Team Market Positioning

5 Business Mix $727m of globally diversified premiums written in 2006, specializing in property catastrophe Use proprietary CATM technology to optimize underwriting portfolio and manage risks Prop Cat 55% Other Specialty 17% Prop Specialty 28% GWP by Class – Oct 2007 Premiums by Geography – Oct. 2007 US 52% Europe 14% Other 11% World Wide 19% Asia 4%

6 Q3 2007 Financial Performance Q3 2007 annualized operating ROE of 20.9%, excluding the benefit of favorable prior period reserve development 6.6% growth in fully converted book value per share including dividends 48% increase in fully converted book value per share since Jan 1st, 2006 including dividends Q3 2007 Annualized ROE excluding PYD [1] [1] – Source: SNL/Dowling Partners. ROE calculated as Q3 operating income excluding prior year reserve development divided by average shareholders’ equity 0 5 10 15 20 25 Max IPC Re AWAC Aspen ACE Arch Everest Endurance Platinum Axis XL Partner Montpelier Ren Re

7 Consolidated Financial Summary ($ millions) 2005 2006 Q1 2007 Q2 2007 Q3 2007 Total Investments and Cash 2,902 3,086 3,118 2,873 2,974 Cash & Fixed Income Investments 2,757 2,856 2,882 2,630 2,651 Average Rating of Fixed Income AA AA+ AA+ AA+ AA+ Average Duration of Fixed Income 1.9 1.4 1.6 2.3 1.9 Common Equity 1,058 1,493 1,560 1,541 1,630 Debt & Preferred 249 427 427 427 427 Total Minority Interest 164 238 251 79 84 TOTAL CAPITAL 1,471 2,159 2,238 2,047 2,141 RATINGS AM BEST A- A- A- A- A- S&P A- A- A- A- A- (Year/Quarter Ending)

8 Strong Balance Sheet Total capital in excess of $2 billion Total capital and risk adjusted capital are at highest level in our history Favorable development in all years from 2002 through to present Current KRW losses lower than reserved in 2005 Casualty lines represent only 8% of premiums Ratio of IBNR to case reserves for casualty book is greater than 3 to 1 High credit quality average of AA+ for fixed income with an average duration of 1.9 years. 8% of invested assets are in equities < $20m or 1.2% of shareholders’ equity at 9/30/07 No underwriting exposure to D&O or financial guarantee classes Debt 13% of Total Capital Debt + Trust Preferred 18% of Total Capital Strong Capital Base Conservative Investment Portfolio Limited Subprime Exposure Low Financial Leverage Conservative Reserving Track Record Limited Longer-tail Writings

9 Loss Reserving History Favorable Prior Year Reserve Development ($m’s) Track record of reserving accuracy for large events is very strong relative to peers Annual review of reserve adequacy is performed by an independent actuarial firm -32 -57 -155 -172 -24 -17 -98 -57 -196 -228 -250 -200 -150 -100 -50 0 2003 2004 2005 2006 2007YTD Annual Cumulative

Experienced Management Team

MONTPELIER GROUP

Anthony Taylor
Chairman & CEO
43 years experience

Chris Harris
President, Chief Underwriting & Risk Officer
17 years Experience

Tom Busher
Deputy Chairman, EVP & Chief Operating Officer
29 years experience

Management team averages 25 years of experience

David Sinnott
EVP & Chief Reinsurance Officer
24 years experience

Kernan Oberting
EVP & Chief Financial Officer
16 years experience

Stan Kott
CEO
US Operations
36 year experience

Richard Chattock
Active UW
London Operations
22 years experience

Malcolm Graham-Taylor
SVP & Chief D&F Underwriter
26 years experience

Nick Newman-Young
EVP & Managing Director
MMSL
35 years experience

Dick Nenaber
CEO
MUSIC
30 years experience

Scott Wilson
CFO
US Operations
28 years experience

Jonathan Kim
SVP & General Counsel
16 years experience

Tim Aman
SVP & Risk Officer
19 years experience

Mike Paquette
SVP & Group Controller
22 years experience

William Pollett
SVP & Treasurer
18 years experience

Detailed management bios available on www.montpelierre.bm

10

11 Risk Management Enterprise risk model considers underwriting, investment, and other key risk factors Consistent risk management culture with corporate risk policy approved at board level CATM for real-time risk selection and risk management of all natural catastrophe exposed business Exposure database to track property and terrorism insurance exposures to street address level MARS to direct workflow and audit underwriting process Deterministic – Caps on reinsurance contract limits by zone Single-event probabilistic – Monitor probable maximum loss levels for a single event at various thresholds Multi-event probabilistic – Monitor exposure to multiple underwriting and other risk factors over simulated annual periods Consistent Enterprise-Wide Approach Risk Constraints Proprietary Risk Assessment Systems

12 2008 Operating Platform Chief Reinsurance Officer David Sinnott Active Underwriter Richard Chattock Chief Executive Officer Stan Kott Chief Executive Officer Gerald König Bermuda United Kingdom United States Switzerland MONTPELIER SYNDICATE 5151 (Incepted June 2007) 3 underwriters Lloyd’s global distribution & licences Non-marine property & engineering MONTPELIER REINSURANCE LTD. (Incepted December 2001) 12 underwriters property catastrophe centre of excellence other property & specialty lines MONTPELIER EUROPA AG (Incepted August 2007) supports Bermuda and UK improve access to clients focus on Middle East & Europe MONTPELER UNDERWRITING INC. (Incepted June 2007) 9 underwriters non-catastrophe property and casualty Program opportunities MONTPELIER US INSURANCE COMPANY (Incepting December 2007) 5 underwriters small account E&S casualty focus

13 Benefits of Expanded Platform Access complementary business opportunities by moving closer to original customers Access new US and European opportunities that do not make their way to the Bermuda market Lessen overall volatility of underwriting results with addition of business uncorrelated to peak zone cat exposures Increased diversification by product, geography and customer profile Global distribution and licenses A+ (strong) rating from S&P, A (Excellent) from AM Best Improved capital leverage Significant strengthening of executive management team with addition of Stan Kott, Dick Nenaber, Tim Aman, Mike Paquette Organic not purchased growth, minimal cost and reduced risk People, products and systems we know and understand No Acquisition risk – cultural differences, underwriting inconsistency, legacy reserve surprises Closer to Clients Enhanced Management team Minimized Execution risk Reduced Earnings volatility Benefits from Lloyd’s Membership

14 The Montpelier Advantage Recognized global leader in property catastrophe and other short-tail, reinsurance Quoting market status and superior client service leads to preferred positions within programs Positioned in the best priced segment of the global market Limited participation in general casualty lines Average of 25 years of market experience Ability to identify market opportunities and access private transactions Proprietary individual account and portfolio modeling tools enable superior risk selection Consistent house view of risk ensures focus on most favourable opportunities Strong and conservative balance sheet, stellar reserving track record, minimal long-tail reserve risk, low financial leverage Demonstrated track record of active capital management to maximize shareholder returns Established Market Leader Capital Management Risk Management Systems Experienced Management Team Market Positioning

Please visit our website for more information on our company, products and team members: Montpelier House, 94 Pitts Bay Road, Pembroke, Bermuda PO Box HM 2079, Hamilton, Bermuda, HMHX Tel: (441) 296-5550 Fax: (441) 296-5551 Email: info@montpelierre.bm Web: www.montpelierre.bm Investor Contact: William Pollett, 441-297-9576 SVP & Treasurer or Jeannine Klein Menzies, 441-297-9570 Corporate Affairs Manager